Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

(€ million)	2020	2019	2018
Cash	1,144	701	661
Cash equivalents(a)	12,771	8,726	6,264
Cash and cash equivalents	13,915	9,427	6,925
(a) As of December 31, 2020, cash equivalents mainly comprised the following: (i) €8,703 million invested in euro and US dollar denominated money-market mutual funds (December 31, 2019: €5,304 million; December 31, 2018: €3,189 million); (ii) €3,259 million of term deposits (December 31, 2019: €2,211 million; December 31, 2018: €2,014 million) and (iii) €74 million in commercial paper (December 31, 2019: €446 million; December 31, 2018: €357 million). Cash equivalents also include €425 million held by captive insurance and reinsurance companies in accordance with insurance regulations (December 31, 2019: €456 million; December 31, 2018: €505 million).